SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 5, 2005

A. SCHULMAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-7459 (Commission File Number)	34-0514850 (I.R.S. Employer Identification No.)

3550 West Market Street Akron, Ohio (Address of principal executive offices)		44333 (Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item 2.02     Results of Operations and Financial Condition.

     On January 5, 2005, A. Schulman, Inc. issued a press release announcing its financial results for the fiscal quarter ended November 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Exhibit
99.1	Press release dated January 5, 2005, announcing financial results for the fiscal quarter ended November 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc. (Registrant)
By:	/s/ Robert A. Stefanko
Robert A. Stefanko
Executive Vice President — Finance and Administration

Date: January 5, 2005

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT	FURNISHED WITH THIS REPORT
99.1	Press release dated January 5, 2005, announcing financial results for the fiscal quarter ended November 30, 2004.	X